Related Party Transactions	6 Months Ended
Jun. 30, 2024
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Related Party Transactions
Note 19: Related Party Transactions
As of June 30, 2024, the Company’s principal shareholder, Woodbridge, beneficially owned approximately 70% of the Company’s common shares.
Transactions with YPL
In the six months ended June 30, 2024, the Company received $1.8 billion of dividends from YPL related to the sale of the Company’s remaining indirectly owned LSEG shares. See note 8 for further details about these transactions.
Except for the above transactions, there were no new significant related party transactions during the first six months of 2024. Refer to “Related party transactions” disclosed in note 32 of the Company’s consolidated financial statements for the year ended December 31, 2023, which are included in the Company’s 2023 annual report, for information regarding related party transactions.